Investor Relations Contact:    Jeremy Lucas 404.239.8626 / jeremy.lucas@statebt.com

State Bank Financial Corporation Announces FDIC Approval
for The National Bank of Georgia and S Bank Merger Transactions

ATLANTA, GA, December 8, 2016 – State Bank Financial Corporation (the “Company”, NASDAQ: STBZ), the holding company for State Bank and Trust Company (the “Bank”), announced today that the Bank has received regulatory approval from the Federal Deposit Insurance Corporation for its previously announced merger transactions between the Bank and The National Bank of Georgia, the wholly-owned subsidiary of NBG Bancorp, Inc. (“NBG”), and S Bank, the wholly-owned subsidiary of S Bankshares, Inc.

NBG’s shareholders approved its merger with the Company on July 25, 2016. The S Bankshares transaction remains subject to approval by its shareholders. S Bankshares’ shareholder meeting to vote on the merger is scheduled for December 13, 2016. While no assurance can be given to this effect, the Company anticipates receiving all other regulatory approvals and satisfying other customary closing conditions necessary for closing both transactions before the end of 2016.

About State Bank Financial Corporation

State Bank Financial Corporation (NASDAQ: STBZ), with approximately $3.6 billion in assets as of September 30, 2016, is an Atlanta-based bank holding company for State Bank and Trust Company. State Bank operates 25 full-service banking offices in Metro Atlanta, Middle Georgia and Augusta, Georgia, and seven mortgage origination offices.

To learn more about State Bank, visit www.statebt.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release and other information that we make publicly available from time to time are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “intend,” “anticipate,” “plan,” “seek,” “believe,” “expect,” “strategy,” “future,” “likely,” “project,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements regarding the Company’s belief that it will receive all other regulatory approvals and satisfy other customary closing conditions necessary for closing both transactions before the end of 2016. Such forward-looking statements are subject to risks, uncertainties, and other factors, including a downturn in the economy, the inability to obtain the requisite regulatory approvals for both transactions, the inability to obtain the requite shareholder approval for the proposed S Bankshares transaction, or failure to meet other closing terms and conditions for each transaction, the reaction to the transactions of each bank’s customers, employees and counterparties, or difficulties related to the transition of services, volatile credit and financial markets both domestic and foreign, potential deterioration in real estate values, regulatory changes and excessive loan losses, as well as additional risks and uncertainties contained in the “Risk Factors” and forward-looking statements disclosure contained in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, any or all of which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that future events, plans, or expectations contemplated by the Company will be achieved. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information About the Mergers and Where to Find It

Proposed Merger with NBG Bancorp, Inc.

In connection with the proposed merger transaction with NBG Bancorp, Inc., the Company has filed a registration statement on Form S-4 (Registration Statement No. 333-211445) that includes a proxy statement of NBG Bancorp, Inc. and a prospectus of the Company. The SEC declared the registration statement effective on June 15, 2016. A definitive proxy statement/prospectus dated June 15, 2016 was mailed on or about June 20, 2016 to the shareholders of NBG Bancorp, Inc. The registration statement and the proxy statement/prospectus filed with the SEC related to the proposed transaction contains important information about the Company, NBG Bancorp, Inc. and the proposed transaction and related matters. WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS BECAUSE THOSE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by the Company at its website at https://www.statebt.com (which website is not incorporated herein by reference) or by contacting Jeremy Lucas by telephone at 404.239.8626.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of NBG Bancorp, Inc. in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger are provided in the proxy statement/prospectus described above. Additional information regarding the Company’s directors and executive officers is included in the Company’s definitive proxy statement for 2016, which was filed with the SEC on April 15, 2016. You can obtain free copies of this document from the Company using the contact information above.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

Proposed Merger with S Bankshares, Inc.

In connection with the proposed merger transaction with S Bankshares, Inc., the Company has filed a registration statement on Form S-4 (Registration Statement No. 333-213807) that includes a proxy statement of S Bankshares, Inc. and a prospectus of the Company. The SEC declared the registration statement effective on November 7, 2016. A definitive proxy statement/prospectus dated November 7, 2016 was mailed on or about November 10, 2016 to the shareholders of S Bankshares, Inc. The registration statement and the proxy statement/prospectus filed with the SEC related to the proposed transaction contains important information about the Company, S Bankshares, Inc. and the proposed transaction and related matters. WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH OR THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS BECAUSE THOSE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain free copies of these documents and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by the Company at its website at https://www.statebt.com (which website is not incorporated herein by reference) or by contacting Jeremy Lucas by telephone at 404.239.8626.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of S Bankshares, Inc. in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger are provided in the proxy statement/prospectus described above. Additional information regarding the Company’s directors and executive officers is included in the Company’s definitive proxy statement for 2016, which was filed with the SEC on April 15, 2016. You can obtain free copies of this document from the Company using the contact information above.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.